UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2020

INTERPACE Biosciences, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	IDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e).

Chief Financial Officer Compensation

As previously disclosed in Interpace Biosciences, Inc.’s (the “Company”) Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 31, 2020, the Company appointed Fred Knechtel as Chief Financial Officer, Treasurer, and Secretary of the Company, effective as of January 29, 2020. In connection with his appointment, the Company entered into an employment agreement, dated as of January 29, 2020, by and between the Company and Mr. Knechtel (the “Knechtel Employment Agreement”). As contemplated by the Knechtel Employment Agreement, on April 29, 2020, Mr. Knechtel was awarded an option under the Company’s 2019 Equity Incentive Plan (the “Plan”) to purchase up to 60,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), with an exercise price of $5.80 as the Fair Market Value (as defined in the Plan) of a share of Common Stock on April 29, 2020. The number of shares of Common Stock eligible for vesting under such award is determined by the accomplishment of certain performance milestones (“Performance Milestones”) established by the Compensation & Management Development Committee of the Board of Directors of the Company (the “Board”). The Performance Milestones provide for the vesting of all or a portion of the option grant depending on when and if the Company achieves consolidated break-even Adjusted EBITDA for two consecutive quarters commencing in the fourth fiscal quarter of 2020 through the fourth fiscal quarter of 2021. In the event break-even Adjusted EBITDA is separately achieved in the fourth fiscal quarter of 2020 and the first fiscal quarter of 2021, the Company will grant Mr. Knechtel an additional option to purchase 6,000 fully vested shares of Common Stock at fair market value on the date of grant.

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Amendments to the Plan

On April 29, 2020, the Board approved amendments to the Plan to (i) delete from Section 3, Shares Subject to the Plan, the $250,000 per calendar year limit on awards (as measured by the Company for financial accounting purposes) granted under the Plan to non-employee directors, and (ii) provide under Section 9, Restricted Stock Units, that distributions in settlement of restricted stock units may only be made in shares of Common Stock.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

By:	/s/ Jack E. Stover
Name:	Jack E. Stover
Title:	President and Chief Executive Officer

Date: May 5, 2020

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